================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                    Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                            Altair International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)




--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

================================================================================

                            ALTAIR INTERNATIONAL INC.
                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR INTERNATIONAL INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy and the annual report to shareholders of the Corporation for the year ended December 31, 2000 are first being mailed to the shareholders of the Corporation on or about May 23, 2001. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by regular employees of the Corporation without additional compensation therefor. The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

         Shareholders are not entitled to any dissenter's rights of appraisal with respect to any matter currently anticipated to be acted upon at the meeting. The exercise of a proxy does not constitute a written objection for the purposes of subsection 185(6) of the Business Corporations Act (Ontario).

Voting of Proxies
-----------------

         UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT'S FOUR NOMINEES FOR DIRECTOR, AND (II) TO APPOINT DELOITTE & TOUCHE LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. IF SO INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE WITHHELD FROM VOTING WITH RESPECT TO, OR VOTED AGAINST, ANY OR ALL OF THE TWO MATTERS IDENTIFIED IN THE PRECEDING SENTENCE. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities
-----------------

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of May 15, 2001, the Corporation had issued and outstanding 19,244,318 Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on May 14, 2001 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote his shares at the Meeting.

         Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes. Under the Business Corporations Act (Ontario), once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Meeting.

         In connection with the election of directors, the four nominees receiving the highest number of votes will be elected. In order to approve the proposal in respect of the appointment of independent auditors and any other matters presented to shareholders at the Meeting, the votes cast in favour must exceed the votes cast against.

Exchange Rate Information

         The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

      --------------------------------------------------------------------------------------------------------
                             Year Ended December 31,
      --------------------------------------------------------------------------------------------------------
                          2000           1999              1998               1997                1996
      --------------------------------------------------------------------------------------------------------
                       (Each U.S. Dollar Purchases the Following Number of Canadian Dollars)
      --------------------------------------------------------------------------------------------------------
          High           1.5600         1.5302            1.5770             1.4398              1.3822
      -------------- --------------- -------------- ------------------- ------------------ -------------------
           Low           1.4350         1.4440            1.4075             1.3392              1.3310
      -------------- --------------- -------------- ------------------- ------------------ -------------------
         Average         1.4871         1.4827            1.4894             1.3849              1.3638
      -------------- --------------- -------------- ------------------- ------------------ -------------------
        Year End         1.4995         1.4440            1.5375             1.4288              1.3697
      --------------------------------------------------------------------------------------------------------


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Articles of Incorporation of the Corporation, as amended, provide that the board of directors of the Corporation may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the By-laws of the Corporation. By special resolution of the shareholders of the Corporation passed on June 27, 1988, the directors have been empowered to set the size of the board of directors of the Corporation. The Business Corporations Act (Ontario) provides that the directors may not, between meetings of shareholders, appoint an additional director if, after such appointment, the total number of directors would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

         At the Meeting, shareholders of the Corporation will be asked to elect four directors (the "Nominees"). The following table provides the names of the Nominees and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.

---------------------------------- ---------------------- ------------------------ ---------------------------------
Name & Municipality of Residence   Office                 Period of Service as a       Number of Common Shares
                                                          Director                    Beneficially Owned or Over
                                                                                    Which Control is Exercised(1)
---------------------------------- ---------------------- ------------------------ ---------------------------------
William Long                       President & Director   Since 1988                       2,659,029 (2)
Cody, Wyoming
---------------------------------- ---------------------- ------------------------ ---------------------------------
James Golla                        Director               Since 1994                          55,000 (3)
Mississauga, Ontario
---------------------------------- ---------------------- ------------------------ ---------------------------------
George Hartman                     Director               Since 1997                          50,000 (4)
North Vancouver, British Columbia
---------------------------------- ---------------------- ------------------------ ---------------------------------
Robert Sheldon                     Director               Since 1997                          45,000 (5)
West Vancouver, British Columbia
---------------------------------- ---------------------- ------------------------ ---------------------------------

(1) The information as to Common Shares beneficially owned or over which they exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective Nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.
(2) Includes 46,000 Common Shares held by Dr. Long's daughter, 47,500 Common Shares held by Dr. Long's minor son, 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 506,000 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Plan and 150,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Plan.
(3) Includes 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(4) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan and 20,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(5) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1996 Plan and 20,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.

         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

         Set forth below is a description of each of the directors and executive officers of the Corporation including their principal occupations for the past five years:

Directors
---------

         William P. Long, 54, has been the President and a director of the Corporation since 1988, and an officer and director of Fine Gold Recovery Systems, Inc. ("Fine Gold"), a wholly-owned subsidiary of the Corporation, since February 1996. Dr. Long has been an executive officer of Mineral Recovery Systems, Inc. ("MRS"), since its formation in April, 1987 and is also a director. In addition, he is a director of Altair Technologies, Inc., a wholly-owned subsidiary of MRS. From 1987 to 1988, Dr. Long was a mineral and energy consultant, providing various services to clients in the mining and energy industries, including arranging precious metal property acquisitions, supervising mineral evaluations, and providing market analyses. From 1980 to 1986, Dr. Long served as the Executive Vice President and Chief Financial Officer of Thermal Exploration Corporation. From 1974 to 1980, Dr. Long was employed by Amax Exploration, Inc. in various capacities, including Systems

Engineer, Business Analyst and Business Manager. Dr. Long is affiliated with the American Institute of Chemical Engineers and the American Institute of Mining Engineers. He obtained a bachelors degree in Chemical and Petroleum Refining Engineering and a Ph.D. in Mineral Economics from the Colorado School of Mines in 1969 and 1974, respectively.

         James I. Golla, 68, has been a director of the Corporation since February, 1994. He also currently serves as a director of Apogee Minerals Ltd, Rally Energy Corp. and Barton Bay Resources Inc. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 52, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. From 1998 until 2000, Mr. Hartman was Senior Vice President of Financial Concept Group until the firm's sale to Assante Corporation, a North American financial services industry consolidator. Mr. Hartman continues as President of Hartman & Company, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of Risk is a Four-Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992, and is the author of its sequel, Risk is STILL a Four Letter Word, released in 2000.

         Robert Sheldon, 78, has been a director of the Corporation since June 1997. He also currently serves as a director of Aspen Exploration Corporation. Since his retirement in 1988, Mr. Sheldon has performed consulting work for several clients, including Newmont Exploration of Canada Limited. Mr. Sheldon served as President of Newmont Exploration of Canada Limited and Vice President of Newmont Mines Limited from 1975 until 1988 when he retired. Mr. Sheldon was responsible for mineral exploration, appraisals and development of mining properties throughout Canada for Newmont Mining Corporation, a natural resource company with worldwide operations. Mr. Sheldon obtained a bachelors degree in Geological Engineering from the University of British Columbia in 1948. He is a member of the Association of Professional Engineers of British Columbia, the American Institute of Mining and Metallurgy, the Canadian Institute of Mining and Metallurgy, the Society of Mining Engineers, the British Columbia and Yukon Chamber of Mines (past president) and the Engineers Club, Vancouver, British Columbia (past president).

Executive Officers
------------------

         The executive officers of the Corporation are William Long, C. Patrick Costin, and Edward H. Dickinson. Certain information regarding Mr. Long is set forth above under "Election of Directors - Directors." Certain information regarding Messrs. Costin and Dickinson follows.

         C. Patrick Costin, 58, was appointed a Vice President of the Corporation in June 1996 and currently serves as the President and a director of Fine Gold and MRS and Vice President of Altair Technologies, Inc. Mr. Costin also served as the President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. from March 1995 until its merger with and into Fine Gold in June 1996. Mr. Costin is the chief executive officer of Costin and Associates, a minerals consulting organization founded by Mr. Costin in 1992 which specializes in identification and evaluation of North American mine and mineral deposit acquisition opportunities. From 1982 to 1992, Mr. Costin served as the manager of U.S. exploration for Rio Algom Ltd. Mr.

Costin's additional experience in the mining and minerals industry includes Senior Mineral Economist for the Stanford Research Institute from 1977 to 1982, Senior Geologist for Chevron Resources from 1975 to 1976, Senior Geologist for Newmont Mining Corporation of Canada from 1967 to 1975, and Geologist for United Keno Hill Mines Ltd. from 1965 to 1967. Mr. Costin obtained a bachelors degree in Geological Engineering and a masters degree in Minerals Economics from the Colorado School of Mines in 1965 and 1975, respectively.

         Edward H. Dickinson, 54, was appointed Chief Financial Officer of the Corporation in March 2000 and also currently serves as Secretary, Treasurer and a director of MRS and Secretary and Treasurer of Altair Technologies, Inc. Mr. Dickinson had previously served as Director of Finance of the Corporation since August 1996. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of Geolectric Power Company during 1993 and 1994; and from 1987 through 1992 was the Director of
Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a Masters degree in Accounting from California State University, Northridge in 1978.


Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of May 15, 2001 by persons known to the Corporation to own more than 5% of the outstanding Common Shares, each of the Corporation's current executive officers and directors, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

------------------------- -------------------------------------- ------------------------------ --------------------
Title of Class            Name and Address of                        Amount and Nature of           Percentage
                          Beneficial Owner                          Beneficial Ownership(1)         of Class(2)
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    William P. Long (President, Chief              2,659,029(3)                  13.5%
                          Executive Officer & Director)
                          57 Sunset Rim
                          Cody, Wyoming  82414
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    C. Patrick Costin (Vice president)            1,083,333(4)                  5.6%
                          1850 Aquila Avenue
                          Reno, Nevada 89509
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Edward H. Dickinson (Chief Financial            379,700(5)                  1.9%
                          Officer)
                          2595 Sagittarius Drive
                          Reno, Nevada 89509
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    James L. Golla (Director)                        55,000(6)                     *
                          829 Terlin Boulevard
                          Mississauga, Ontario L5H 1T1
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    George Hartman (Director)                        50,000(7)                     *
                          404-168 Chadwick Court
                          North Vancouver, B.C.  V7M 3L4
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Robert Sheldon (Director)                        45,000(8)                     *
                          3720 Creery Avenue
                          West Vancouver, British Columbia
                          V7V 2M1
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    Louis Schnur (Significant                     1,246,070(9)                  6.3%
                          Shareholder)
                          6941 South Western Ave.
                          Chicago, IL  60613
------------------------- -------------------------------------- ------------------------------ --------------------
Common                    All Directors and Officers as a               3,989,562(10)                19.4%
                          Group
                          (6 persons)
------------------------- -------------------------------------- ------------------------------ --------------------

* Represents less than 1% of the outstanding Common Shares.

(1) Includes all Common Shares issuable pursuant to the exercise or conversion of options and warrants that are exercisable within 60 days of May 15, 2001.
(2) Based on 19,244,318 Common Shares outstanding as of May 15, 2001. Common Shares underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such securities, but not for purposes of calculating any other person's percentage ownership.
(3) Includes 46,000 Common Shares held by Dr. Long's daughter, 47,500 Common Shares held by Dr. Long's minor son, 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 506,000 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Altair International Inc. Stock Option Plan (the "1996 Plan") and 150,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Altair International Inc. Stock Option Plan (the "1998 Plan").
(4) Includes 225,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1996 Plan and 50,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1998 Plan.
(5) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1996 Plan and 129,700 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1998 Plan.
(6) Includes 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(7) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1996 Plan and 20,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(8) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1996 Plan and 20,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.
(9)      Includes  420,833  presently  exercisable  warrants to purchase  Common
         Shares.
(10) Includes 910,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1996 Plan, 389,700 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1998 Plan, and 125,000 Common Shares subject to warrants held by the MBRT Trust.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998 in respect of William P. Long who was, at December 31, 2000, the President of the Corporation and C. Patrick Costin who was, at December 31, 2000, the Vice President of the Corporation. The Corporation had no other executive officer whose total salary and bonuses during the fiscal year ended December 31, 2000 exceeded U.S. $100,000.

                                           Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------
                                             Annual Compensation (1)               Long Term Compensation

                                                                            Restricted
                                                                            Shares or    Securities
                            Fiscal                               Other      Restricted   Under
                            Year                                 Annual     Share Units  Options       LTIP        All Other
Name and Title              Ended      Salary (2)  Bonus(2)   Compensation  Options      Granted(3)    Payouts    Compensation
                            Dec. 31,    (U.S.$)    (U.S. $)     (U.S.$)        (#)          (#)        (U.S. $)     (U.S.$)
------------------------- ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
William P. Long,             2000         91,200     9,120        Nil          Nil          Nil          Nil         Nil
President
and Director
                          ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
                             1999         91,200    9,120         Nil          Nil          Nil          Nil         Nil
                          ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
                             1998         91,200     Nil          Nil          Nil       50,000(3)       Nil         Nil
------------------------- ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
C. Patrick Costin, Vice      2000        100,320     Nil          Nil          Nil          Nil          Nil         Nil
President
                          ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
                             1999         95,160     Nil          Nil          Nil          Nil          Nil         Nil
                          ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
                             1998         90,000     Nil          Nil          Nil       50,000(3)       Nil         Nil
------------------------------------------------------------------------------------------------------------------------------

(1)      All compensation paid is stated in United States dollars.
(2) Bonus and salary amounts reflect amounts accrued and payable to Dr. Long and Mr. Costin for each fiscal year in accordance with the terms of their employment agreements with the Corporation. See "Executive Compensation - Employment Contracts". Amounts actually paid to Dr. Long in fiscal years 2000, 1999 and 1998 were U.S. $100,320, U.S. $100,320, and U.S. $235,232, respectively. During 1998, the Corporation paid Dr. Long U.S. $144,032 in addition to his salary of U.S. $91,200. This amount represents salary, bonus and interest on such amounts (calculated at 10% per annum) which were accrued and unpaid in previous years.
(3)      Options to purchase Common Shares granted pursuant to the 1998 Plan.

(b)      Option Grants in 2000

         There were no stock options or stock appreciation rights granted to Dr. Long or Mr. Costin during the year ended December 31, 2000.

(c)      Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by Dr. Long and Mr. Costin as at December 31, 2000 and options exercised by them during the year ended December 31, 2000:

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Value of Unexercised
                                                        Unexercised Options at            In-the-money Options at
                        Securities                         December 31, 2000                 December 31, 2000
                       Acquired on    Aggregate     -------------- ----------------- -------------------- ----------------
                         Exercise       Value        Exercisable   Unexercisable
       Name                (#)        Realized           (#)             (#)            Exercisable       Unexercisable
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------
William P. Long,            Nil            Nil         250,000           Nil                 Nil                N/A
President and                                          100,000           Nil                 Nil                N/A
Director                                               50,000            Nil                 Nil                N/A
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------
C. Patrick Costin,          Nil            Nil         125,000           Nil                 Nil                N/A
Vice President                                         100,000           Nil                 Nil                N/A
                                                       50,000            Nil                 Nil                N/A
--------------------------------------------------------------------------------------------------------------------------


(d)      Compensation of Directors

         Directors who are not officers of the Corporation are paid U.S. $1,000 per meeting for their services as directors. During the year ended December 31, 2000, U.S. $5,000 was paid to directors of the Corporation for attending meetings. Directors who are not officers are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No such amounts were paid to directors during the year ended December 31, 2000 other than amounts paid to Dr. Long set forth herein.

         Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan and the 1998 Plan. As at May 15, 2001, the Corporation had outstanding options to purchase 1,175,000 Common Shares under the 1996 Plan, 435,000 of which have been granted to directors, and options to purchase 2,431,700 Common Shares under the 1998 Plan, 210,000 of which have been granted to directors.

(e)      Employment Contracts

         William P. Long, President of the Corporation, has entered into an employment agreement with the Corporation dated January 1, 1998. The term of the agreement commenced on January 1, 1998 and, unless earlier terminated, expires on December 31, 2007. Pursuant to the agreement, Dr. Long is paid a salary of U.S. $7,600 per month and an annual bonus, determined by the board of directors of the Corporation, of not less than 10% of Dr. Long's annual compensation. In the event the voting control of over 35% of the issued and outstanding Common Shares is acquired by an individual or group (a "Change of Control") and Dr. Long's employment agreement is terminated by the Corporation or Dr. Long within 180 days before the Change of Control or at any time thereafter, Dr. Long is entitled to be issued 200,000 Common Shares. Absent a Change of Control, if Dr. Long's employment agreement is terminated for any reason except by Dr. Long, by mutual consent, by the Corporation for cause, or at the end of the term, Dr. Long is entitled to be issued 200,000 Common Shares.

(f)      Compensation Committee Interlocks and Insider Participation

         The Corporation's executive compensation program is administered by the board of directors of the Corporation as the Corporation does not have an independent compensation committee. The board of directors of the Corporation currently consists of William Long, Robert Sheldon, James Golla and George Hartman. In addition to evaluating and approving employment contracts for key employees throughout the year, the board of directors formally considered compensation issues five times during the 2000 fiscal year in connection with the authorization of grants of options to purchase Common Shares. Dr. Long is the President of the Corporation. None of the other directors is an officer or employee of the Corporation. Although certain members of the board are executive officers, none participates in the determination of his own salary or bonus.

(g)      Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

         As required by the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 2000 fiscal year.

         Compensation Objectives and Policies

         In determining the amount and composition of compensation for the Corporation's executive officers, the board of directors is guided by several factors. Because the Corporation has very few employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. Because the Corporation has no significant revenues from operations and needs capital for research and development, the Corporation keeps salaries and bonuses at levels that the Corporation believes are lower than many of the Corporation's competitors and compensates employees (including executive officers) primarily in the form of stock options. The extensive use of stock options is also designed to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees who can enhance the Corporation's value.

         Compensation Components

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the board are: (i) the qualifications and performance of each executive officer;

(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

         Incentive Bonuses. The Corporation also compensates its executive officers in the form of bonuses. Pursuant to the terms of an employment agreement executed by the Corporation and the Corporation's President, William
P. Long, Dr. Long is entitled to receive a bonus, the amount of which is determined by the board of directors but in no event is less than ten percent of his annual base salary. In addition, the Corporation may pay bonuses to other executive officers or key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 2000 fiscal year, no executive officer received a bonus except that received by Dr. Long, as described in greater detail below. The board's action was based on its conclusion that, despite the superior personal performance of the executive officers, no cash incentive bonuses other than the bonus paid to Dr. Long should be awarded in the 2000 fiscal year due to the lack of revenue during the 2000 fiscal year.

         Stock Options. The Corporation relies extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and the 1998 Plan are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance and to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 2000 fiscal year, the board awarded options to purchase 50,000 Common Shares to Mr. Dickinson, in order to ensure that he has a continued interest in setting strategies and making decisions that enhance shareholder value.

         Chief Executive Compensation for 2000

         Based on the board's subjective impression of the salaries of presidents or chief executive officers of similarly situated development stage companies (both in and outside the industry), the value of the Common Shares, the Corporation's progress in finding a market niche and exploiting its assets, and the board's subjective assessment of the contribution of Dr. Long, the board of directors determined in January, 1998 to retain Dr. Long's base salary at U.S. $7,600 per month and guarantee him a bonus equal to at least 10% of his annual salary. Based on all of the aforementioned factors, but primarily the Corporation's lack of significant revenue during the 2000 fiscal year, the board determined to pay Dr. Long a bonus of U.S. $9,120 in respect of the 2000 fiscal year, the minimum permitted under his employment contract.

         The foregoing is submitted by the board of directors:

         William P. Long
         James Golla
         Robert Sheldon
         George Hartman

(h)      Performance Graph

         The following chart compares the total cumulative shareholder return for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index") and the total return of shares included in the Standard & Poor's Metals Mining Index (the "S&P Metals Mining Index"). The comparison is made for the period commencing on December 31, 1996, the approximate date the Common Shares were first registered under the Exchange Act.

(GRAPH OMITTED)

-------------------------------- ---------------- ---------------- --------------- ---------------- ----------------
                                   Dec. 31, 1996    Dec. 31, 1997  Dec. 31, 1998     Dec. 31, 1999    Dec. 31, 2000
-------------------------------- ---------------- ---------------- --------------- ---------------- ----------------
Altair International Inc.
(NASDAQ)(1)                            100              180              82              48               18
-------------------------------- ---------------- ---------------- --------------- ---------------- ----------------
NASDAQ Index                           100              123             172             312              193
-------------------------------- ---------------- ---------------- --------------- ---------------- ----------------
S&P Metals Mining Index                100               66              46              86               59
-------------------------------- ---------------- ---------------- --------------- ---------------- ----------------

(1) The Common Shares commenced trading on the NASDAQ Small Cap Market on March 24, 1997. The Common Shares commenced trading on the NASDAQ National Market on January 26, 1998. The Common Shares traded on the Alberta Stock Exchange until April 23, 1998 when they were voluntarily delisted.

Audit Committee and Audit Committee Report
------------------------------------------

         Audit Committee. The Corporation is required to have an audit committee, the function of which is to recommend the Corporation's independent auditors and to review the Corporation's accounting practices, controls and all services performed by the independent auditors. The board of directors has adopted a written charter for the audit committee, a copy of which is attached hereto as Schedule I(1).

         The audit committee was comprised of James Golla, George Hartman and Robert Sheldon during the 2000 fiscal year and, if elected by the shareholders, each such director is expected to be a member of the audit committee during 2001. The audit committee met once during the fiscal year ended December 31, 2000. All members of the audit committee are independent according to Nasdaq's independent director and audit committee listing standards.

         Audit Committee Report(1). The audit committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and the independent auditors. Specifically, the audit committee discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, or SAS 61. In addition, the audit committee discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

         Based on the review and discussions with management and the independent auditors described above, the audit committee recommended to the board of directors that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         Audit Committee Members

         James Golla
         George Hartman
         Robert Sheldon
         -----------------------------

         (1) This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

Meetings of Directors and Nominating Committee
----------------------------------------------

         During the fiscal year ended December 31, 2000, the board of directors held two meetings, one of which was attended by all of the directors and the second of which was attended by William Long, Robert Sheldon and James Golla. George Hartman, who was not in attendance at one of the board of director's two meetings, consented in writing to the transaction of business at the meeting. In addition, the board of directors considered and acted on various matters throughout the year by executing twelve consent resolutions by unanimous written consent. The Corporation does not maintain a standing nominating committee of the board of directors.

Compliance with Section 16(a) of the United States Exchange Act
---------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed with the SEC on a timely basis, except for the following: A Form 4 with respect to 125,000 common shares and 125,000 warrants to purchase common shares purchased by MBRT Trust on August 4, 2000 was due on September 10, 2000 but was not filed until April 30, 2001. The MBRT Trust is an irrevocable trust established by William P. Long, President of the Company, and is administered by an independent trustee for the benefit of the children of Mr. Long. Mr. Long disclaims any beneficial interest in the common shares owned by the MBRT Trust.

Certain Relationships and Related Transactions
----------------------------------------------

         The Corporation has entered into a consulting agreement with SRI Consulting ("SRI") under which SRI has agreed to make available to the Corporation the services of Dr. Eugene Thiers, a specialist on titanium and titanium dioxide, to provide advice on global tehnoeconomic and market issues. The aggregate amount paid by the Corporation to SRI under the consulting agreement during the year ended December 31, 2000 was $40,000. Dr. Thiers serves as a member of the board of directors of Altair Technologies, Inc., a wholly-owned subsidiary of the Corporation, for which he has received options to purchase 250,000 Common Shares.

Indebtedness of Officers and Directors to the Corporation
---------------------------------------------------------

         No officer or director of the Corporation was indebted to the Corporation as of December 31, 2000 or as at the date of this Information Circular.

Interest of Insiders in Material Transactions
---------------------------------------------

         Except as otherwise disclosed herein, no insider of the Corporation has any interest in material transactions involving the Corporation.

Vote Required
-------------

         In connection with the election of directors, the four nominees receiving the highest number of votes will be elected.

PROPOSAL NO. 2 --  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the appointment by the board of directors of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2001, and authorization of the board of directors to set their remuneration, is to be voted upon at the Meeting. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting to answer questions.

Change of Independent Auditors
------------------------------

         McGovern,   Hurley,   Cunningham,   LLP,  Chartered  Accountants,   the
independent public accountants initially retained by the Corporation for the fiscal year ended December 31, 2000, were dismissed as of March 20, 2001. The decision to change the Corporation's independent public auditors was recommended by management and approved by the board of directors and the audit committee of the Corporation. In connection with the audit of the Corporation's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998 and the subsequent interim period ended March 20, 2001, there were no disagreements with McGovern, Hurley, Cunningham on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to McGovern, Hurley, Cunningham's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of McGovern, Hurley, Cunningham on the consolidated financial statements of the Corporation and its subsidiaries as of and for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Pursuant to the recommendation of management and the approval of the board of directors and audit committee of the Corporation, the Corporation appointed Deloitte & Touche LLP as the Corporation's independent public accountants for the fiscal year ended December 31, 2000. No consultations occurred between the Corporation and Deloitte & Touche during the two fiscal years and any interim period preceding the appointment of Deloitte & Touche regarding the application of accounting principles, the type of audit opinion that might be rendered or other accounting, auditing or financial reporting issues. The Corporation engaged Deloitte & Touche effective March 20, 2001.

Audit Fees
----------

         The Corporation was billed $120,000 for professional services rendered for the audit of its financial statements for the year ended December 31, 2000 and the review of the financial statements included in the Corporation's quarterly reports for such year. Neither of the principal accountants engaged with respect to the 2000 fiscal year were commissioned to provide any services other than the audit and review services described above.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP. Under the Business Corporations Act (Ontario), once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against the ratification of the appointment of Deloitte & Touche LLP.

         The board of directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2001 and authorization of the board of directors to set their remuneration.


                                  OTHER MATTERS

Proposals of Shareholders
-------------------------

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2002, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's executive offices, 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414, no later than January 23, 2002. Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Corporation's annual meeting of shareholders to be held in the 2002 calendar year, but fails to notify the Corporation of such intention prior to April 18, 2002, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Undertakings
------------

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation's Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended December 31, 2000 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Ed Dickinson, Chief Financial Officer, at 230 South Rock Boulevard, Suite 21, Reno, Nevada 89502, U.S.A., or at the following telephone number: (775) 857-1966.

Items Incorporated By Reference
-------------------------------

         The Corporation has delivered herewith a copy of the Corporation's Annual Report for the fiscal year ended December 31, 2000, including the financial statements and schedules thereto. The supplementary financial information, management's discussion and analysis of financial condition and results of operations, and audit report and financial statements from such Annual Report are incorporated in this Information Circular by reference.

                                * * * * * * * * *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the 22nd day of May, 2001.

                                      ALTAIR INTERNATIONAL INC.



                                      By: /s/ William Long
                                      --------------------
                                              William Long, President

                                   SCHEDULE I

                             AUDIT COMMITTEE CHARTER

                                       OF

                            ALTAIR INTERNATIONAL INC.


                                 [see attached]

                            ALTAIR INTERNATIONAL INC.

                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

                                  May 24, 2000

I.       COMPOSITION AND POLICIES

         One committee of the Board of Directors of Altair International Inc. (the "Company") will be known as the Audit Committee. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders of the Company and others. The following are the primary operating policies of the Audit Committee.

o The Audit Committee shall be composed of three or more outside and independent members of the Board of Directors and shall elect a Chairperson from among their members to serve in that capacity until a new Chairperson is elected. Members of the Audit Committee shall be appointed and removed by action of the Board of Directors. All Audit Committee members shall be independent of management and the Company. They shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management of the Company, as defined by the current NASD listing standards. All Audit Committee members shall be financially literate, or shall be able to become so literate in a reasonable amount of time, and at least one member shall have finance, accounting or related employment experience. Financial literacy, at a minimum, includes the ability to read the Company's balance sheet, income statement, and cash flow statement.

o The Audit Committee shall hold such meetings as deemed necessary but shall meet a minimum of once per calendar year. Minutes of all Audit Committee meetings shall be taken and approved at subsequent meeting.

o Upon the request of the Company's independent auditors, the Chairperson of the Audit Committee shall convene a meeting of the Audit Committee to consider any matters such auditors believe should be brought to the attention of the Audit Committee, the Board of Directors or stockholders of the Company.

o The Audit Committee has the authority to direct and supervise an investigation into any matter, including the authority to retain outside counsel or other professional services. The independent auditors are accountable to the Audit Committee, and the Audit Committee shall, upon consulting with the Board of Directors and subject to stockholder approval, have the ultimate power to hire or remove the independent auditors.

o The Audit Committee must report its actions to the full board of directors and may make appropriate recommendations regarding systems of internal financial controls and audit procedures.

II.      FUNCTIONS AND DUTIES

         The Audit Committee is charged with the responsibility for:

1. Reviewing with management and the independent auditors the annual financial statements to be included in the annual report (Form 10-K) filed with the Securities and Exchange Commission, including their judgments about the quality and acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the related disclosures. Also, the Audit Committee shall discuss the result of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standard;

2. Selecting, upon consultation with the Board of Directors and subject to stockholders' approval, the Company's independent auditors, including review of any fees paid to independent auditors;

3. Obtaining from the independent auditors a written statement outlining their relationships with the Company pursuant to Independence Standard Board Standard No. 1 (attached hereto) and actively engaging in a dialogue with the independent auditors regarding matters that might reasonably be expected to affect their independence with the Company;

4.       Confirming the independence of the independent auditors;

5. Reviewing annually the combined audit plans of the independent auditors and internal auditors;

6. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and nay changes required in the originally planned audit program;

7.       Meeting with the internal auditors on an ongoing basis to review;

         (1)      Audit results;
         (2)      Reports  on  exposures/controls,  irregularities  and  control failures;
         (3)      The  disposition  of   recommendations   for  improvements  in
                  internal control made by internal and external auditors; and
         (4)      Any changes required in the originally planned audit program.

8.       Reviewing the reports of examinations by regulatory authorities;

9. Monitoring the Company's policies and procedures for the review of expenses and perquisites of selected members of senior management;

10.      Overseeing the monitoring of the Company's code of conduct;

11.      Performing   any   special   review,    investigations   or   oversight
         responsibilities required by the Board of Directors or its Chairperson;

12. Reporting at least once annually to the Board of Directors on the results of the activities of the Audit Committee, as well as reporting to shareholders as required in annual meeting proxies;

13.      Considering   comments   by   the   independent   auditors   suggesting
         improvements in internal accounting controls and the response by management to such comments;

14. Reviewing this Charter at least annually to re-assess its adequacy and update its provisions to comply with any changes in NASD listing standards, SEC law, any other mandatory requirement, or with current "best practices" standard within the financial reporting industry; and

15.      Performing any other task or duty necessary to comply with the law, the
         Company's  bylaws,  or  other   responsibilities  given  to  the  audit
         Committee by the full board of directors.

III.     AUTHORITY OF THE AUDIT COMMITTEE

         The Audit Committee shall have all authority necessary to accomplish the duties enumerated in this charter, including duties that are incident to the duties described herein. The Audit Committee has the authority to consult with internal or outside legal or other professional counsel to obtain an opinion on any accounting practice, legal standard, or other question that arises within the scope of performing Audit Committee duties. Funding shall be provided to the Audit Committee in order to allow it to complete its duties under this charter and/or to seek the professional services or consultation it requires. The Audit Committee is authorized to review all books and records of the Company and to consult with all employees of the Company.

         Adopted by unanimous consent of the Board of directors of Altair International Inc. on the 24th day of May 2000.

                                      PROXY

                            Altair International Inc.
                         Annual Meeting Of Shareholders

                                  June 22, 2001

                  This Proxy Is Solicited By The Management Of
                            Altair International Inc.

         The undersigned shareholder of Altair International Inc. (the "Corporation") hereby nominates, constitutes and appoints William P. Long, President and director, or failing him, James Golla, director, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual meeting of shareholders of the Corporation (the "Meeting") to be held on the 22nd day of June, 2001 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

                  The shares represented by this proxy will be voted and, where a choice is specified, will be voted as directed. Where no choice is specified, this proxy will confer discretionary authority and will be voted in favor of the resolutions referred to on the reverse side.

                  This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting or any other matter which may properly come before the Meeting about which the Corporation does not know as of the date this proxy is mailed and in such manner as such nominee in his judgement may determine.

                  A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

                  To be valid, this proxy must be received by the transfer agent at the address indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.


                               [See Reverse Side]

The nominees are directed to vote the shares represented by this proxy as follows:

         1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

         FOR all  nominees  listed  below  (except  as  marked to the contrary).

         WITHHOLD AUTHORITY to vote for all nominees listed below.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                  William Long              James Golla

                  George Hartman            Robert Sheldon

         2. Proposal in respect to the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2001 and to authorize the board of directors to fix their remuneration.

                   FOR             AGAINST                 WITHHOLD

         3. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting or upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation does not know as of the date this proxy is mailed.

         The shares represented by this proxy will be voted in accordance with the instructions given on any vote or ballot called at the Meeting. Unless a specific instruction is indicated, said shares will be voted for confirmation and/or approval of the matters specified in items 1 and 2, all of which are set forth in the accompanying Management Information Circular and Proxy Statement, receipt of which is hereby acknowledged.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2001.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1. This proxy must be signed by the shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.

3. If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.

4. Each  shareholder   who is  unable  to attend  the  Meeting  is  respectfully
requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

                            ALTAIR INTERNATIONAL INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


               NOTICE IS HEREBY GIVEN that an annual meeting (the "Meeting") of the shareholders of Altair International Inc. (the "Corporation") will be held at the Board of Trade of Metropolitan Toronto, Downtown Club, 3 First Canadian Place, Toronto, Ontario M5X 1C1, Boardroom C, on Friday, the 22nd day of June, 2001, at the hour of 10:00 o'clock in the morning (Toronto time) for the following purposes:

(1) To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2000, together with the report of the auditors thereon;

(2)      To elect directors;

(3) To appoint auditors and to authorize the directors to fix their remuneration; and

(4) To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         This notice is accompanied by a form of proxy, a copy of the Management Information Circular and Proxy Statement, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the twelve months ended December 31, 2000, and a supplemental mailing list form.

         Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

         DATED at Toronto, Ontario as of the 22nd day of May, 2001.

                                BY:  ORDER OF THE BOARD



                                By: /s/ William P. Long
                                -----------------------
                                        William P. Long, President